Income Taxes - Components of Deferred Tax Assets and Liabilities (Detail) - USD ($)	Mar. 31, 2019	Mar. 31, 2018
Deferred Tax Assets
Intangible Assets	$ 5,000,391	$ 3,406,155
Net Operating Losses	3,022,799	393,563
Share Based Compensation	289,900
Credits	559,518
Bonuses not yet paid	65,482
Subtotal	8,938,090	3,799,718
Valuation Allowance	(8,910,048)	(3,799,718)
Deferred Tax Liabilities
Other	(16,674)
Depreciation	(11,368)
Total Net Deferred Taxes	$ 0	$ 0